SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report - June 14, 2002

TOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania	    17225
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (717) 597-2137



	N/A
(Former name or former address, if changed since last report)






















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Item 1.	Changes in Control of Registrant.

	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

	Not Applicable.

Item 3.	Bankruptcy or Receivership.

	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.

	Not Applicable.

Item 5.	Other Events.

On June 14, 2002, Tower Bancorp, Inc. issued a news release announcing a third quarter cash dividend of $.16 per share. This dividend will be paid July 22, 2002 to shareholders of record July 1, 2002. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.

	Not Applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit:

99	News Release, dated June 14, 2002, of Tower
Bancorp, Inc.

Item 8.	Change in Fiscal Year.

	Not Applicable.

Item 9.	Regulation FD Disclosure.

	Not Applicable.







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	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				TOWER BANCORP, INC.
				(Registrant)


Dated:  June 14, 2002	/s/ Jeff B. Shank
				Jeff B. Shank, President and
Chief Executive Officer
(Principal Executive Officer)






































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EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit					Signed Original

99	News Release, dated June 14, 2002,
of Tower Bancorp, Inc.                     5












































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Exhibit 99

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION:
Franklin T. Klink, III
Chief Financial Officer
(717) 597-2137

TOWER BANCORP, INC. DECLARES THIRD QUARTER DIVIDEND

GREENCASTLE, PA June 14, 2002 - The Board of Directors of Tower Bancorp, Inc. declared a third quarter cash dividend of $.16 per share to shareholders of record July 1; payable on July 22, 2002.
According to Jeff B. Shank, President and CEO, "We continue to play a vital role in the growth of our community by facilitating a central source for lending and deposit services. We specialize in doing business in the south-central region of Pennsylvania and reinvest deposits into the communities through local lending. The impact of this reinvestment is evident by our investment in community sponsorships, volunteerism and social leadership. Additionally, we are pleased that construction of our full service Maugans Avenue Office in Hagerstown, MD has begun and the facility is scheduled to open by the fourth quarter of 2002. We look forward to becoming a vital part of the Maugansville and Hagerstown communities. We also recently installed an ATM at the Hagerstown Regional Airport which will make an additional location for our local customer base as well as the traveling public to access their accounts."
Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady Grove, and Waynesboro.
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